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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in American Health Properties, Inc. Registration Statement, No. 33-61895, as amended, of our reports dated March 25, 1996 included in the American Health Properties, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.



                                        /s/ ARTHUR ANDERSEN LLP
                                        ----------------------------------
                                        ARTHUR ANDERSEN LLP

Denver, Colorado
January 21, 1997